EXHIBIT 10.6

  Non-Brokered – Canadian Subscription Agreement

TO SUBSCRIBE, EACH SUBSCRIBER MUST RETURN TO THE COMPANY, THE FOLLOWING:

a.

☐

 Duly completed and executed Subscription Agreement (complete pages 1 and 2) no later than 48 hours prior to the Closing Time;

b.

☐

 Initial the space to indicate your investor status in Section 6.1(b) (on page 7).

c.

☐

 Subscription funds by certified cheque, bank draft or wire transfer in US$ payable to the Company; and

d.

☐

 Duly completed and executed Accredited Investor Certificate (in Schedule “B”), if subscribing as an accredited investor.

PARAMOUNT GOLD MINING CORP.

SUBSCRIPTION AGREEMENT FOR UNITS

TO:

PARAMOUNT GOLD MINING CORP.

The Subscriber (as hereinafter defined) hereby irrevocably subscribes for and agrees to purchase from Paramount Gold Mining Corp. (the “Company”) that number of units of the Company (the “Units”) set out below at a price of US$2.10 per Unit.  Each Unit is comprised of one common share of the Company (a “Unit Share”) and one-half of one common share purchase warrant of the Company (the “Warrants”).  Each whole Warrant shall entitle the holder thereof to acquire one common share of the Company (a “Warrant Share”) at an exercise price of US$2.90 for 24 months following the Closing Date (as defined hereunder). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached thereto which forms part of and is hereby incorporated by reference into this Subscription Agreement. The Subscriber further agrees and acknowledges, as applicable, without limitation, (i) that the Company may rely upon the Subscriber’s representations, warranties and covenants contained in such documents, (ii) that such representations and warranties of the Subscriber shall be true and correct both as of the date of the execution of this Subscription Agreement (as defined hereunder) and as of the Closing Date, and (iii) that such representations and warranties of the Subscriber shall survive Closing (as defined hereunder).

The Subscriber acknowledges that this is a non-brokered private placement of Units by the Company (the “Offering”). The Subscriber further acknowledges the Company may offer up to approximately US$20 million of its Units in a brokered private placement (the “Brokered Offering”), plus an over-allotment option to increase the size the Brokered Offering by up to 15%, in accordance with the provisions of the Term Sheet set out in Schedule “A” hereto and that the Offering is in addition to, and separate from, the Brokered Offering.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below.  Please also ensure all Schedules
(as applicable) are completed and executed.

Number of Units: xUS$2.10
(Name of Subscriber)

By:	Aggregate Subscription Cost (US$): (the “Subscription Amount”)
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and Province/State)

(Telephone Number)

                                        (Email Address)

Please complete if purchasing as agent for a principal (beneficial purchaser) (the “Disclosed Principal”) and not purchasing as a trust company, trust corporation or portfolio manager for accounts fully managed by it:

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

Account Registration Information: (Name) (Account Reference, if applicable) (Address, including Postal or Zip Code)	Delivery Instructions as set forth below: (Name) (Account Reference, if applicable) (Address) (Contact Name) (Telephone Number)

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS

ARTICLE 1 - INTERPRETATION

1.1

Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Blue Sky Laws” means the securities laws of any State.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in the City of Toronto are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Common Shares” means the shares of common stock, U.S.$0.001 par value, in the capital of the Company.

“Company” means Paramount Gold Mining Corp. and includes any successor corporations to or of the Company.

“ Disclosed Principal ” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934 , as amended.

“ Final Receipt ” means the final receipt for the Prospectus issued by the securities regulatory authorities in one or more of the Provinces or Territories of Canada.

“Institutional Accredited Investor” means an “accredited investor”, as defined in Rule 501(a)(1), (2), (3) and (7) of the U.S. Securities Act.

“Non-Registered Shares” shall have the meaning ascribed to such term in Section 3.2.

“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators.

“Offering Jurisdictions” means the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario and Nova Scotia collectively.

“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind, and pronouns have a similar extended meaning.

“Prospectus” means the (final) non-offering prospectus of the Company to be filed in any of the Offering Jurisdictions to cause the Company to become a reporting issuer in an Offering Jurisdiction.

“Public Record” means the Company’s annual report on Form 10-KSB for the year ended June 30, 2006, as amended, the quarterly reports filed on Form 10-QSB for the quarters ended September 30, 2006, and December 31, 2006 as amended, and the current reports filed on Form 8-K since June 30, 2006.

“Registration Statement” means the registration statement or statements of the Company that may be filed with the SEC in order to register the Registrable Securities.

“Registrable Securities” means the Unit Shares and the Warrant Shares.

“Regulation D” means Regulation D under the U.S. Securities Act.

“Regulation S” means Regulation S under the U.S. Securities Act.

“Rule 144” means Rule 144 under the U.S. Securities Act.

“Rule 144A” means Rule 144A under the U.S. Securities Act.

“SEC” means the United States Securities and Exchange Commission.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Offering Jurisdictions, the applicable policy statements issued by the securities regulators in the Offering Jurisdictions, the securities laws of the United States, any applicable States and any jurisdictions outside of Canada and the United States, the regulations and rules thereunder and the forms prescribed thereby and the rules of any applicable stock exchange.

“State” means any one of the 50 states of the United States or the District of Columbia.

“Subscriber” means the person purchasing the Units as set out on the face page of this Subscription Agreement and includes, as applicable, the Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement.

“Subscription Amount” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Term Sheet” means the term sheet in respect of the Offering attached hereto as Schedule “A”.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“Unit Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Warrants” means the common share purchase warrants of the Company that comprise part of the Units, as described on the face page hereof.

“Warrant Shares” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.

1.2

Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3

Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in United States dollars.

1.4

Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer.  Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1

Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”

-

Term Sheet

Schedule “B”

-

Accredited Investor Status Certificate

ARTICLE 3 - SUBSCRIPTION AND DESCRIPTION OF UNITS

3.1

Subscription for Units

The Subscriber hereby confirms its subscription for and offer to purchase the Units from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount, which is payable as described in Article 4 hereto.

3.2

Authorization and Issuance of Units

The Units shall be authorized and issued by the Company and evidenced by certificates representing the Unit Shares and certificates representing the Warrants to be dated as of the Closing Date.  As part of the Offering, the Company shall:

(a)

use its best efforts to (i) file a Prospectus and obtain the Final Receipt, and (ii) file a resale Registration Statement and have such Registration Statement declared effective by the SEC to register the resale of the Registrable Securities, in each case within 180 days of the Closing Date; and

(b)

use its best efforts to obtain conditional approval for the listing of the Common Shares on either the Toronto Stock Exchange or the TSX Venture Exchange within 120 days of the Closing Date, provided that such final listing approval shall not be obtained by the Company until the Final Receipt described above has been issued.

If the Company does meet its obligations pursuant to (a) above within 180 days of the Closing Date, the Company shall thereafter pay to the Subscriber 1% per month of the total Subscription Amount to a maximum of 12% on a pro-rata basis and payable quarterly, until the earlier of the (i) obtaining the Final Receipt and the effective date of the Registration Statement or (ii) 12 months following the 181st day after the Closing Date.  Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the “Non-Registered Shares”) as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 under the U.S. Securities Act and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC, then the liquidated damages described in this Section 3.2 shall not be applicable to such Non-Registered Shares.

3.3

Acceptance and Rejection of Subscription by the Company

The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Company representing the Subscription Amount will be promptly returned to the Subscriber by the Company without interest or deduction. If this subscription is accepted only in part a cheque, representing any refund of the Subscription Amount for that portion of the subscription for the Units which is not accepted, will be promptly delivered by the Company to the Subscriber without interest or deduction.

ARTICLE 4 - CLOSING

4.1

Closing

Sale of the Units and delivery of the certificates representing the Unit Shares and the Warrants and payment of the Subscription Amount will be completed at the offices of the Company’s counsel, Gowling Lafleur Henderson LLP on or about March 21, 2007 (the “Closing Date”), or such other place or date as the Company may determine,  by delivery of this fully executed Subscription Agreement, together with the required funds, and acceptance by the Company (the “Closing”).

If, prior to the Closing, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company to the Subscriber of certificates representing the Unit Shares and Warrants) have not been complied with to the satisfaction of the Company, or waived by the Company, the Company and the Subscriber will not have further obligations under this Subscription Agreement.

4.2

Conditions of Closing

The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing as if made at and as of the Closing, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing:

(a)

payment by the Subscriber of the Subscription Amount by certified cheque, bank draft or wire transfer in United States dollars payable to the Company; and

(b)

the Subscriber having properly completed, signed and delivered this Subscription Agreement and Schedule “B”, if applicable.

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF
THE COMPANY

5.1

Representations, Warranties and Covenants of the Company

(a)

The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

(b)

The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

(c)

All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Units to be sold by the Company pursuant to this Subscription Agreement.  This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

ARTICLE 6 - ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS
AND WARRANTIES OF THE SUBSCRIBER

6.1

Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)

The Subscriber certifies that it is resident in the jurisdiction set out on the face page of this Subscription Agreement.  Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber was solicited to purchase the Units in such jurisdiction.

(b)

The Subscriber is either (please indicate your response by initialling the space to the left of the applicable item):

_____  (i) a resident of any province or territory of Canada and is an “accredited investor” as defined in NI 45-106 and has properly completed, executed and delivered to the Company Schedule “B” hereto, dated as of the date hereof, and the representations, warranties and covenants of the Subscriber contained in Schedule “B” hereto are true and correct both as of the date of execution of this Subscription Agreement and as of the Closing; or

_____  (ii) a “director”, “executive officer”, “consultant” (as such terms are defined in NI 45-106 and reproduced in Schedule “B” hereto) or employee of the Company, and acknowledges its subscription is being made voluntarily and that such person has not been induced to participate in this subscription by: (a) in the case of directors, expectation of appointment or continued appointment of the director with the Company or a related entity of the Company, (b) in the case of executive officers, expectation of appointment, employment, continued appointment or continued employment with the Company or related entity of the Company, (c) in the case of a consultant, expectation of engagement to provide services or continued engagement to provide services to the Company or a related entity to the Company, or (d) in the case of an employee, expectation of employment or continued employment with the Company or a related entity of the Company.

(c)

The Subscriber is not a person in the United States or a U.S. Person, or not purchasing the Units on behalf of a person in the United States or a U.S. Person and:

(i)

the Subscriber is not a U.S. Person nor subscribing for the Units for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Units have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States;

(ii)

the Subscriber acknowledges that the Unit Shares, the Warrants and the Warrant Shares have not been registered under the U.S. Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the U.S. Securities Act and all applicable State securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;

(iii)

the Subscriber understands that the Company is the seller of the Units and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Except as otherwise permitted by Regulation S, the Subscriber agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Unit Shares, the Warrants or the Warrant Shares other than to a non-U.S. Person;

(iv)

the Subscriber acknowledges and understands that in the event the Unit Shares, the Warrants or the Warrant Shares are offered, sold or otherwise transferred by the Subscriber to a non-U.S. Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act; and

(v)

the Subscriber will not offer, sell or otherwise dispose of the Unit Shares, the Warrants or the Warrant Shares in the United States or to a U.S. Person unless the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the SEC has declared effective a registration statement in respect of such securities.

(d)

The subscription for the Units by the Subscriber does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Company to prepare and file a prospectus, offering memorandum or similar document or to register the Unit Shares, the Warrants or the Warrant Shares or to be registered with, or to file any report or notice with, any governmental or regulatory authority, other than a Report of Exempt Distribution on Form 45-106F1 with the securities regulatory authority in the applicable Offering Jurisdictions and a Form D with the SEC, and, if requested by the Company, the Subscriber will provide the Company with evidence of the foregoing.

(e)

The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(f)

The Subscriber is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) or if it is subscribing as agent for a Disclosed Principal, it has disclosed the name of the Disclosed Principal on the face page of this Subscription Agreement and acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each Disclosed Principal for whom the Subscriber is acting.

(g)

In the case of a subscription for the Units by the Subscriber acting as agent for a fully managed account or as agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of the fully managed account or Disclosed Principal, as applicable and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, the fully managed account or Disclosed Principal, as applicable.  This Subscription Agreement is enforceable in accordance with its terms against such fully managed account or Disclosed Principal.

(h)

In the case of a subscription for the Units by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber.  This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(i)

If the Subscriber is:

(i)

a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its governing jurisdiction and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Units as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement, and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement; or

(iii)

an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(j)

There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(k)

The Subscriber is not, with respect to the Company or any of its affiliates, a “control person” as defined under the Securities Laws and the purchase of the Units hereunder and the exercise or deemed exercise of the Warrants will not result in the Subscriber becoming a control person.

(l)

The Subscriber and any beneficial purchaser for whom it is contracting hereunder is at arm’s-length with the Company within the meaning of the Securities Laws.

(m)

If required by applicable Securities Laws or the Company, the Subscriber will execute, deliver and file, or assist the Company in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Unit Shares, the Warrants or the Warrant Shares as may be required by any securities commission, stock exchange or other regulatory authority.

(n)

The Subscriber has been advised to consult its own legal advisors with respect to trading in the Unit Shares and the Warrants and the Warrant Shares and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities that restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(o)

The Subscriber has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of the Securities Laws, and the Subscriber’s decision to subscribe for the Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Company.  The Subscriber has had access to and has reviewed, to the extent it deems necessary, the Public Record and the Subscriber’s decision to subscribe for the Units was based solely upon this Subscription Agreement, the Term Sheet attached hereto as Schedule “A” and the Public Record.

(p)

The Subscriber is not purchasing the Units with knowledge of material information concerning the Company that has not been generally disclosed.

(q)

The Subscriber acknowledges and agrees that no person has made any written or oral representations:

(i)

that any person will resell or repurchase the Unit Shares, the Warrants or the Warrant Shares;

(ii)

that any person will refund the Subscription Amount; or

(iii)

as to the future price or value of the Common Shares.

(r)

There are risks associated with the purchase of and investment in the Units and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Unit Shares, Warrants and Warrant Shares and fully understands the restrictions on resale of the Unit Shares, Warrants and Warrant Shares and is capable of bearing the economic loss of the investment in the Units.

(s)

The funds representing the Subscription Amount that will be advanced by the Subscriber to the Company hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge (a) none of the funds representing the Subscription Amount to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

6.2

Additional Acknowledgments and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder,  hereby acknowledges, covenants and agrees as follows:

(a)

The Company is a United States company incorporated under the laws of the State of Delaware and is not a reporting issuer in any jurisdiction of Canada and accordingly the securities offered hereunder will be subject to an indefinite hold period. Notwithstanding section 3.2 hereof, there is no assurance that the Company will ever become a reporting issuer in any jurisdiction of Canada.

(b)

It has received and reviewed a copy of the Term Sheet setting out the principal terms of the Brokered Offering and acknowledges that the Units subscribed for by it hereunder is in addition to and separate from a larger issuance and sale by the Company of up to 9,525,000 Units at a subscription price of US$2.10 per Unit on a “best efforts” basis.

(c)

No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body or similar regulatory authority has reviewed or passed on the merits for investment of the Unit Shares, the Warrants or the Warrant

Shares nor has any such regulatory authority made any recommendation or endorsement with respect to the Unit Shares, the Warrants or the Warrant Shares.

(d)

The Units shall be subject to statutory resale restrictions under the securities laws of the jurisdiction in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Unit Shares, the Warrants or, if applicable, the Warrant Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance.

(e)

The ability to transfer the Unit Shares, the Warrants and the Warrant Shares is limited by, among other things, applicable Securities Laws and the Company shall refuse, and shall instruct its transfer agent to refuse, to register any transfer that does not comply with the Securities Laws.

(f)

The certificates representing the Unit Shares, the Warrants and if applicable, the Warrant Shares, if issued prior to receipt of the Final Receipt, will bear a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) [THE CLOSING DATE]; AND (II) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

provided that

(i)

if the Company becomes a reporting issuer in Canada after the Closing Date by filing a Prospectus and four months and one day have elapsed since the Closing Date, the certificates representing the Unit Shares, the Warrants and, if applicable, the Warrant Shares may be exchanged for certificates bearing no such legend, or

(ii)

if the Company becomes a reporting issuer in Canada after the Closing Date by any other means other than as set out in subsection 6.2(f)(i) above, subsequent to the date that is four months and one day after the later of (i) the Closing Date, and (ii) the date the Company becomes a reporting issuer in any province or territory of Canada, the certificates representing the Unit Shares, the Warrants and, if applicable, the Warrant Shares may be exchanged for certificates bearing no such legend.

The certificates representing the Unit Shares, the Warrants and the Warrant Shares will bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT

SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.”

(g)

The Company is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Units under applicable Securities Laws and the Subscriber agrees to indemnify the Company, and each of their directors, officers and agents against all losses, claims, costs, expenses, damages or liabilities that any of them may suffer or incur as a result of or arising from reliance thereon.  The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing.

(h)

The Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus or registration statement under the Securities Laws and, as a consequence of acquiring the Units pursuant to such exemption

(i)

certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber, or, if applicable, others for whom the Subscriber is contracting hereunder,

(ii)

the common law may not provide investors with an adequate remedy in the event that the Subscriber or, if applicable, others for whom the Subscriber is contracting hereunder, if it suffers investment losses in connection with securities acquired in a private placement,

(iii)

the Subscriber, or, if applicable, others for whom it is contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws, and

(iv)

the Company is relieved from certain obligations that would otherwise apply under the Securities Laws.

(i)

The Subscriber is solely responsible for obtaining such legal, investment, tax and other professional advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement and, without limiting the generality of the foregoing, the Company’s counsel are acting solely as counsel to the Company and not as counsel to the Subscriber.

(j)

There is no government guaranty or insurance covering the Unit Shares, the Warrants or the Warrant Shares.

(k)

There are risks associated with the purchase of the Units and the Subscriber may lose his, her or its entire investment.

(l)

The Company is collecting the Subscriber’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, the personal information of each beneficial purchaser for whom it is contracting hereunder, for the purpose of completing this Subscription Agreement.  The Subscriber acknowledges and consents on its own behalf that, and if applicable, on behalf of each beneficial purchaser for whom it is contracting hereunder, to the Company retaining such personal information for as long as permitted or required by law or business practices.  The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is contracting hereunder, further acknowledges and consents to the fact that the Company may be required by the Securities Laws, the rules and policies of any stock exchange or the rules of the Investment Dealers Association of Canada to provide regulatory authorities with any personal information provided under this Subscription Agreement.  The Subscriber represents and warrants, as applicable, that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom it is contracting hereunder.  In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose its personal information, or that of each beneficial purchaser for whom it is contracting hereunder, as follows:

(i)

for internal use with respect to managing the relationships between and contractual obligations of the Company and the Subscriber or any beneficial purchaser for whom it is contracting hereunder;

(ii)

for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)

for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv)

for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)

for disclosure to professional advisers of the Company in connection with the performance of their professional services;

(vi)

for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii)

for disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(viii)

for use and disclosure as otherwise required or permitted by law.

(m)

If the Company obtains approval for the listing of the Common Shares on a Canadian stock exchange prior to the effectiveness of the Registration Statement such securities may trade on such Canadian stock exchange on a restricted basis.  No Canadian broker-

dealer would be permitted, under the U.S. Securities Act, to execute a transaction in those securities on a Canadian stock exchange if that member knows that the purchaser is in the United States or a U.S. Person or is acting for the account or benefit of a U.S. Person.  Also, the Canadian broker-dealer must make reasonable efforts to ascertain whether a purchaser is in the United States or is a U.S. Person or is acting for the account or benefit of a U.S. Person and implement measures designed to assure reasonable compliance with this requirement.

(n)

If the Subscriber is resident in or otherwise subject to the Securities Laws applicable in the Province of Ontario, the information provided by the Subscriber on the face page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the number of Units being purchased hereunder and the Subscription Amount as well as the Closing Date and the exemption that the Company is relying on in selling the Units to the Subscriber will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under applicable securities legislation in the Province of Ontario. This information is being collected for the purposes of the administration and enforcement of the securities legislation of the Province of Ontario. Each Subscriber (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information by the Ontario Securities Commission. In the event the Subscriber has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Subscriber should contact the Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086 or in person or writing at Suite 1900, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

ARTICLE 7 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1

Survival of Representations, Warranties and Covenants of the Company

The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

7.2

Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Unit Shares, the Warrants or the Warrant Shares, and shall continue in full force and effect for the benefit of the Company.

ARTICLE 8 - COMMISSION

8.1

Commission

No commission will be paid on the sale of any Units by the Company pursuant to the Offering.  The Subscriber understands the Company may pay the agents in the Brokered Offering a cash commission equal to 6% of the gross proceeds from the Brokered Offering together with options that are exercisable for a period of 24 months from the date of the closing of the Brokered Offering.

ARTICLE 9 - MISCELLANEOUS

9.1

Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2

Notices

(a)

Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)

in the case of the Company, to:

Paramount Gold Mining Corp.
346 Waverley Street, Suite 110
Ottawa, ON
K2P 0W5

Attention:

President and Chief Executive Officer
Fax:

(613) 248-4971

with a copy to (which shall not constitute notice):

Gowling Lafleur Henderson LLP
1 First Canadian Place
Suite 1600
100 King Street West
Toronto, Ontario
M5X 1G5

Attention:

Henry Harris
Fax:

(416) 862-7661

and to:

(ii)

in the case of the Subscriber, at the address specified on the face page hereof.

(b)

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day following the day of such transmission.

(c)

Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3

Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4

Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.5

Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

9.6

Entire Agreement

This Subscription Agreement, including the schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid.  This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.7

Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

9.8

Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.9

Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.10

Language

It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English.  Il est. de la volonté expressed du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise.

The Company hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this ________ day of __________________, 2007.

PARAMOUNT GOLD MINING CORP.

Per:
Authorized Signing Officer

SCHEDULE “A” – TERM SHEET

BROKERED PRIVATE PLACEMENT OF UNITS

Issuer:	Paramount Gold Mining Corp. (the “Company”)

Offering:

Best efforts private placement of units (“Units”), each Unit consisting of one common share of the Company (a “Unit Share”) and one half of one common share purchase warrant (each whole warrant a “Warrant”), with each Warrant entitling the holder thereof to purchase one common share of the Company (a “Warrant Share”) at a price of US$2.90 for 24 months following the Closing.

Amount:	Up to US$20,002,500

Price:	US$2.10

Over Allotment:	At the option of the Agents, for a period of 30 days from the closing of the Offering, the size of the Offering may be increased by up to 15%.

Use of Proceeds:	Proceeds will be used to develop the Company’s Mexican and South American projects.

Selling Jurisdictions:

The private placement will be marketed to qualified investors in each of the Provinces of Ontario, Manitoba, Alberta, Nova Scotia, British Columbia and Saskatchewan and may also be offered in certain foreign jurisdictions under applicable exemptions and in the United States on a private placement basis to “accredited investors” (as defined in Regulation D under the US Securities Act), as the Company and the Agents shall mutually agree.  Subscribers in the various provinces of Canada must be “accredited investors” (as defined under applicable securities laws, rules or policies in such provinces).

Resale Restrictions:

The common shares will become free trading for Canadian purchasers once the Company files (and the applicable securities regulatory authority declares effective) (i) a prospectus (the “Canadian Prospectus”) with a securities commission in a jurisdiction of Canada to become a reporting issuer in the jurisdiction of Canada (assuming that four months have elapsed from the date of the closing of the Offering); and (ii) a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission of the United States (the “SEC”) to register the resale of the Unit Shares, the Warrant Shares and the common shares of the Company underlying the Agent’s Compensation Options (as defined below).

The Unit Shares will become free trading for purchasers in the United States once the Company files and becomes effective on a resale Registration Statement in the United States.

Liquidity Incentive:

If both the Canadian Prospectus and the Registration Statement are not declared effective within 180 days of Closing, the Company shall thereafter pay each subscriber a cash amount equal to 1% per month of the total subscription amount paid by each subscriber to a maximum of 12%, on a pro-rata basis and payable quarterly, until the earlier of the effective date of both the Canadian Prospectus and the Registration Statement or 12 months following the 181st day subsequent to Closing.  Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the “Non-Registered Shares”) as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 under the U.S. Securities Act and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC, then the liquidated damages described herein shall not be applicable to such Non-Registered Shares.

Eligibility:	The Unit Shares and the Warrants will not be eligible for RRSPs, RRIFs, RESPs, and DPSPs.

Listing:

The Company is an SEC registrant and its Common Shares are quoted on the OTC Bulletin Board under the symbol “PGDP”. The Company shall make an application to list its common shares, including the Unit Shares and Warrant Shares, on either the Toronto Stock Exchange or the TSX Venture Exchange.  The Company shall use its best efforts to obtain conditional approval for such a listing within 120 days after Closing, with final approval for such listing not to be obtained by the Company before the effective date of the Canadian Prospectus. The Warrants will not be listed on any stock exchange.

Commission:

A cash commission of 6% of the gross proceeds raised pursuant to the Private Placement will be payable to the Agents at Closing.  At Closing, the Agents will also be granted non-transferable options (“Agent’s Compensation Options”) to acquire common shares of the company in an amount that is equal to 6% of the number of Units sold pursuant to the Offering.  Each Agent’s Compensation Option will entitle the holder to acquire one common share of the Company at the Offering Price for 24 months from Closing.

Closing:	On or about March 21, 2007

Lead Agent:	Blackmont Capital Inc., Cannacord Capital Corporation, Haywood Securities Inc., Raymond James Ltd.

SCHEDULE “B”

ACCREDITED INVESTOR STATUS CERTIFICATE

TO BE COMPLETED BY CANADIAN ACCREDITED INVESTORS

The categories listed herein contain certain specifically defined terms.  If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.  Capitalized terms used but not otherwise defined herein shall have the meanings attributed thereto in the subscription agreement to which this certificate is attached.

TO:

Paramount Gold Mining Corp. (the “Company”)

In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber, hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)

the Subscriber is resident in or otherwise subject to the securities laws of one of the provinces or territories of Canada;

(b)

the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as a principal under National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”);

(c)

the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)

the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)

upon execution of this Schedule “B” by the Subscriber, this Schedule “B” shall be incorporated into and form a part of the subscription agreement to which this Schedule “B” is attached.

(PLEASE CHECK THE BOX OF EACH APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a) a Canadian financial institution, or a Schedule III bank;
☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
☐	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
☐

(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
☐

(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof, the following definitions are included for convenience:

(a)

“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(i)

is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii)

provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii)

spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer,

and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(c)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(d)

“director” means (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e)

“eligibility adviser” means (a) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f)

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(g)

“executive officer” means, for an issuer, an individual who is (a) a chair, vice-chair or president, (b) a vice-president in charge of a principal business unit, division or function including sales, finance or production, (c) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or (d) performing a policy-making function in respect of the issuer;

(h)

“financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(j)

“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(k)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(l)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(m)

“mutual fund” means an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(n)

“non-redeemable investment fund” means an issuer,

(A)

whose primary purpose is to invest money provided by its securityholders,

(B)

that does not invest,

(i)

for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)

for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(C)

that is not a mutual fund;

(o)

“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or (ii) liabilities that are secured by financial assets;

(p)

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(q)

“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(r)

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person,   directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time (as defined in the subscription agreement to which this Schedule B is attached) and the Subscriber acknowledges that this accredited investor status certificate is incorporated into and forming part of the subscription agreement to which it is attached.  If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

Dated:	____________________	Signed:	________________________________

_________________________________ Witness (if Subscriber is an individual)		__________________________________________ Print the name of Subscriber

_________________________________ Print Name of Witness		__________________________________________ If Subscriber is a corporation, print name and title of authorized signing officer